SGI Dynamic Tactical ETF
Schedule of Investments
November 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.7%	Shares	Value
iShares Core U.S. Aggregate Bond ETF	136,213	$13,732,995
iShares Edge MSCI Min Vol USA ETF	107,616	10,259,033
iShares Treasury Floating Rate Bond ETF	56,400	2,853,840
SGI Enhanced Core ETF (a)(b)	722,676	18,717,308
SGI U.S. Large Cap Core ETF (b)	373,922	14,121,688
SPDR Gold Shares (c)	10,997	4,265,516
WisdomTree Floating Rate Treasury Fund	56,885	2,860,178
TOTAL EXCHANGE TRADED FUNDS (Cost $61,968,211)		66,810,558

TOTAL INVESTMENTS - 98.7% (Cost $61,968,211)		66,810,558
Other Assets in Excess of Liabilities - 1.3%		874,891
TOTAL NET ASSETS - 100.0%		$67,685,449

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	Non-income producing security.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

SGI Dynamic Tactical ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$66,810,558	$–	$–	$66,810,558
Total Investments	$66,810,558	$–	$–	$66,810,558

Refer to the Schedule of Investments for further disaggregation of investment categories.